January 31, 2005

DREYFUS FIXED INCOME SECURITIES, INC. -DREYFUS MORTGAGE SHARES -DREYFUS HIGH YIELD SHARES

Supplement to Statement of Additional Information Dated March 1, 2004

     The information contained in the fifth paragraph in the section of the Statement of Additional Information entitled “Management Arrangements” with respect to the fund’s named portfolio managers is hereby replaced in its entirety with the following:

     The portfolio managers for Dreyfus Mortgage Shares are Marc Seidner and Robert Bayston, the portfolio managers for Dreyfus High Yield Shares are Jon Uhrig and John McNicols.